As filed with the Securities and Exchange Commission on October 10, 2000.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-3999

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        JOHN HANCOCK INVESTMENT TRUST II
                (Name of Registrant as Specified in Its Charter)

                        JOHN HANCOCK INVESTMENT TRUST II
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

--------------------------------------------------------------------------------
                             Important Information
--------------------------------------------------------------------------------


                                                                October 10, 2000


Dear Fellow Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the John Hancock Financial Industries Fund.

As you may know, your fund has an investment restriction requiring it to invest more than 25% of assets in the banking industry. In the new environment of the financial services sector that has been created by the enactment of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999, it is becoming more difficult to define a financial services company by one particular industry. Therefore, it is also increasingly difficult for the Financial Industries Fund to meet this restriction. Also, across the changing landscape of the financial services sector, the best opportunities are not always limited to the banking industry, but may occur in industries such as insurance. This restriction limits the fund's ability to fully capitalize on the sector's best opportunities. Therefore, your fund's trustees are asking you to approve the removal of this investment restriction.

Your fund's trustees are also asking you to remove or amend several investment restrictions that limit your fund's ability to respond to changing market conditions. These restrictions are outlined in detail within the enclosed proxy. Updating these restrictions will bring the fund in line with established standards maintained by the majority of funds within John Hancock Funds.

No Change in Investment Objective

It is important to note that these proposals do not in any way signal a change in your fund's investment objective. Your fund will continue to seek capital appreciation by investing primarily in stocks of U.S. and foreign financial services companies.

These proposals have been unanimously approved by your fund's board of trustees, who believe they will benefit you and your fellow shareholders. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I suggest you read both thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time. I thank you for your prompt vote on this matter.

                                            Sincerely,

                                            /s/Maureen R. Ford
                                            ------------------

                                            Maureen R. Ford
                                            Vice Chairman, President and CEO



Q&A

Q: Why is the investment restriction requiring the fund to invest more than 25% of assets in the banking industry being removed?

A: At the time the John Hancock Financial Industries Fund was created, John
   Hancock Funds decided to add this banking industry restriction to the fund in order to more closely tie the fund to the already established and successful
   John Hancock Regional Bank Fund.

   Since the Financial Industries Fund's inception on March 14, 1996, the financial services sector has undergone a momentous change with the enactment of the
   Gramm-Leach-Bliley Financial Services Modernization Act of 1999. This Act
   removes Depression-era restrictions that prohibited broad affiliations among the banking, securities and insurance industries. Now, in the new environment of the financial services sector that this Act has created, it is becoming more difficult to define a financial services company by one particular industry.
   Therefore, it is also increasingly difficult for the Financial Industries Fund to meet this restriction.

   Also, across the changing landscape of the financial services sector, the best opportunities are not always limited to the banking industry, but may occur in industries such as insurance. The current restriction limits the fund's ability to fully capitalize on the sector's best opportunities.

Q: Why are several other investment restrictions being amended?

A: Your fund's restrictions were drafted in 1996 when the fund began and are now more restrictive than federal law requires. Relaxing these restrictions will bring your fund into conformity with the standards maintained by most of John
   Hancock's other funds. Other restrictions have been modernized to give your fund more flexibility to respond to opportunities in the marketplace and to give your fund consistency with other John Hancock funds.

Q: Do these changes to the fund's investment restrictions signify a change in the fund's investment objective and strategy?

A: No, these proposals do not in any way signal a change in your fund's investment objective or strategy. Your fund will continue to seek capital appreciation by investing primarily in stocks of U.S. and foreign financial services companies. To pursue this objective, your fund's portfolio management team will continue to invest in companies that appear comparatively undervalued, positioned to benefit from regulatory changes and positioned to benefit from the industry-wide trend of consolidation. In fact, by removing this restriction, the fund may be better enabled to execute this strategy by not being as limited to one industry within the sector.

Q: How do I vote?

A: Most shareholders vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your fund, which will be held at 9:00 a.m. on December 1, 2000, at our 101 Huntington
   Avenue headquarters in Boston, Massachusetts. You may also vote by calling our toll-free number from a touch-tone phone or via the Internet by utilizing a program provided through a vendor. Please refer to the enclosed proxy and proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. If you vote now, you will help avoid further solicitations.



                     JOHN HANCOCK FINANCIAL INDUSTRIES FUND
                 (a series of John Hancock Investment Trust II)
                             101 Huntington Avenue
                                Boston, MA 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 1, 2000

This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock Financial Industries Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington
Avenue, Boston, Massachusetts on Friday, December 1, 2000, at 9:00 a.m., Eastern
Time, to consider the following:

1.         A proposal to eliminate the investment restriction requiring your fund to invest more than 25% of its assets in the banking industry. Your board of trustees recommends that you vote FOR this proposal.

2(a)-(e).  Proposals to amend other investment restrictions of your fund. Your board of trustees recommends that you vote FOR these proposals.

3.         Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 12, 2000 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please take a few minutes to vote now.

                                              By order of the board of trustees,
                                              Susan S. Newton
                                              Secretary

October 10, 2000



                               PROXY STATEMENT OF
                     JOHN HANCOCK FINANCIAL INDUSTRIES FUND
                 (a series of John Hancock Investment Trust II)


This proxy statement contains the information you should know before voting on the proposals as summarized below.

Financial Industries Fund will furnish without charge a copy of its semiannual report and annual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199, or should call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund.
This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Friday, December 1, 2000, at 9:00 a.m., Eastern Time. The purpose of the meeting is to consider:

1.           A proposal to eliminate the investment restriction requiring your fund to invest more than 25% of its assets in the banking industry. Your board of trustees recommends that you vote FOR this proposal.

2(a)-(e).    Proposals to amend other investment restrictions of your fund. Your board of trustees recommends that you vote FOR these proposals.

3.           Any other business that may properly come before the meeting.


This proxy statement and the proxy card are being mailed to fund shareholders on or about October 10, 2000.

Who is Eligible to Vote?

Shareholders of record on September 12, 2000 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.


                                   PROPOSAL 1

          AMENDMENT TO THE FUND'S INVESTMENT RESTRICTIONS TO ELIMINATE
               THE 25% BANKING INDUSTRY CONCENTRATION REQUIREMENT

If the fund's shareholders approve this proposal, the fund's investment restrictions will be amended to eliminate the concentration policy requiring the fund to invest more than 25% of its assets in the banking industry.

When the John Hancock Financial Industries Fund was created in March 1996, the
25% banking industry concentration policy was included to build on the success of the established John Hancock Regional Bank Fund.

Since the Financial Industries Fund's inception, the financial services sector has undergone a momentous change with the enactment of the Gramm-Leach-Bliley
Financial Services Modernization Act of 1999. This Act removed many of the
Depression-era restrictions that prohibited broad affiliations in the banking, insurance and securities industries. In this new and deregulated environment, it has become increasingly difficult to characterize financial services companies as being in one particular industry. As a result, it has also become increasingly difficult for the fund to meet this outdated restriction.

In addition, across the changing landscape of the financial services sector, the best opportunities are not limited to the banking industry. In fact, it is possible that the majority of these opportunities may fall outside the banking industry, in areas such as the insurance industry. This restriction limits the fund's ability to fully capitalize on the sector's best opportunities, and does not reflect the reality of today's financial services sector.


Eliminating the 25% banking industry concentration policy may benefit shareholders by allowing the fund to take advantage of investment opportunities in the rapidly changing financial services sector that it may otherwise have to forego if the banking industry concentration policy remains in place. These investment opportunities may include, but are not limited to, finance companies, brokerage and advisory firms, insurance companies and financial holding companies.


The fund will continue to invest at least 65% of assets in financial services companies, which include companies in the banking industry.


                                       2


The table below sets forth the fund's current fundamental restriction in the left-hand column and the proposed amended restriction in the right-hand column.

------------------------------------------------------------------------------------------------------------------------------------

                     Current Fundamental                                      Amended Fundamental
                         Restriction                                              Restriction

------------------------------------------------------------------------------------------------------------------------------------

1              The fund may not purchase the                               Amended as follows: The fund may
               securities of issuers conducting                            not purchase the securities of
               their principal activity in the                             issuers conducting their principal
               same industry if, immediately after                         activity in the same industry if,
               such purchase, the value of its                             immediately after such purchase,
               investments in such industry would                          the value of its investments in
               exceed 25% of its total assets                              such industry would exceed 25% of
               taken at market value at the time                           its total assets taken at market
               of such investment; except that the                         value at the time of such
               fund intends to invest more than                            investment; except that the fund
               25% of its total assets in the                              will ordinarily invest more than
               banking industry and will                                   25% of its assets in the financial
               ordinarily invest more than 25% of                          services sector. This limitation
               its assets in the financial                                 does not apply to investments in
               services sector, which includes the                         obligations of the U.S. government
               banking industry. This limitation                           or any of its agencies,
               does not apply to investments in                            instrumentalities or authorities.
               obligations of the U.S. government
               or any of its agencies,                                                  *  *  *  *
               instrumentalities or authorities.
                                                                           Explanation: The amended
                                                                           restriction modernizes the fund's
                                                                           investment restrictions to reflect
                                                                           recent regulatory changes in the
                                                                           financial services sector.

------------------------------------------------------------------------------------------------------------------------------------

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the fund's trustees, including the independent trustees, recommend that the shareholders of the fund approve amending the fund's investment restrictions to eliminate the 25% banking industry concentration requirement.

If the required approval of shareholders is not obtained, the fund's investment restriction will remain unchanged.

The trustees of your fund recommend that the shareholders of your fund vote for the proposal to amend the fund's investment restrictions to eliminate the 25% banking industry concentration requirement.

                                       3


                           PROPOSALS 2(a) through 2(e)

                             AMENDMENT TO THE FUND'S
                             INVESTMENT RESTRICTIONS

John Hancock Advisers, Inc. (the "adviser") and your board of trustees recommend that the following changes be made to modernize your fund's investment restrictions. They recommend amending several fundamental investment restrictions and re- designating one fundamental investment restriction as non-fundamental. The purpose of this proposal is to provide your fund with a set of investment restrictions that reflect the current legal and investment environment. Similar changes have already been made to other John Hancock funds.
We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval.

The Investment Company Act of 1940 (the "1940 Act") requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. It is recommended that some of the fundamental restrictions be liberalized to the extent permitted under the 1940 Act in light of current interpretive positions of the staff of the Securities and Exchange Commission
(the "SEC"). In addition, your fund is also subject to a fundamental restriction that is not required by the 1940 Act or any other current laws. This restriction was adopted in the past to reflect certain regulatory, business or industry conditions which are no longer in effect.

The adviser expects that you will benefit from these proposed changes to the fund's fundamental investment restrictions in several ways. First, the proposed changes to the fund's fundamental restrictions expand the range of investment opportunities and techniques available to manage the fund's portfolio. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the fund's fundamental restrictions will provide the fund with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent.

Second, the proposed changes to the fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with this fund and will allow for more effective comparison to other mutual funds with similar investment objectives.

The fund has no current intention of changing its actual investment strategies as a result of these amendments.

                                       4


Proposed Amendments to Investment Restrictions

The table below sets forth the fund's current fundamental restrictions in the left-hand column and the proposed amended restrictions in the right-hand column.

------------------------------------------------------------------------------------------------------------------------------------

                            Current Fundamental Restriction                            Amended Fundamental
                                                                                           Restriction
------------------------------------------------------------------------------------------------------------------------------------

2(a)                        The fund may not purchase                             Purchases on Margin: Amended and
                            securities on margin or make short                    reclassified as a non-fundamental
                            sales, or unless, by virtue of its                    restriction (not required by the
                            ownership of other securities, the                    1940 Act).
                            fund has the right to obtain
                            securities equivalent in kind and                     The fund may not purchase
                            amount to the securities sold and,                    securities on margin, except that
                            if the right is conditional, the                      the fund may obtain such short-term
                            sale is made upon the same                            credits as may be necessary for the
                            conditions, except (i) in                             clearance of securities
                            connection with arbitrage                             transactions.
                            transactions, (ii) for hedging the
                            fund's exposure to an actual or                       Short Sales: Eliminated (not
                            anticipated market decline in the                     required by the 1940 Act).
                            value of its securities, (iii) to
                            profit from an anticipated decline                    Explanation: The board has adopted
                            in the value of a security, and                       a non-fundamental restriction
                            (iv) obtaining such short-term                        prohibiting the fund from
                            credits as may be necessary for the                   purchasing securities on margin.
                            clearance of purchases and sales of                   The fund may engage in short sales
                            securities.                                           entered into in accordance with the
                                                                                  fund's investment policies.

------------------------------------------------------------------------------------------------------------------------------------

2(b)                        The fund may not borrow money,                        Amended as follows: The fund may
                            except for the following                              not borrow money, except: (i) for
                            extraordinary or emergency                            temporary or short-term purposes or
                            purposes: (i) from banks for                          for the clearance of transactions
                            temporary or short-term purposes or                   in amounts not to exceed 33 1/3% of
                            for the clearance of transactions                     the value of the fund's total
                            in amounts not to exceed 33 1/3% of                   assets (including the amount
                            the value of the fund's total                         borrowed) taken at market value;
                            assets (including the amount                          (ii) in connection with the
                            borrowed) taken at market value;                      redemption of fund shares or to
                            (ii) in connection with the                           finance failed settlements of
                            redemption of fund shares or to                       portfolio trades without
                            finance failed settlements of                         immediately liquidating portfolio
                            portfolio trades without                              securities or other assets; (iii)
                            immediately liquidating                               in order to fulfill com-

------------------------------------------------------------------------------------------------------------------------------------


                                       5

------------------------------------------------------------------------------------------------------------------------------------

                            Current Fundamental Restriction                            Amended Fundamental
                                                                                           Restriction
------------------------------------------------------------------------------------------------------------------------------------

2(b)                        portfolio securities or other                         mitments or plans to purchase
cont.                       assets; and (iii) in order to                         additional securities pending the
                            fulfill commitments or plans to                       anticipated sale of other portfolio
                            purchase additional securities                        securities or assets; (iv) in
                            pending the anticipated sale of                       connection with entering into
                            other portfolio securities or                         reverse repurchase agreements and
                            assets. For purposes of this                          dollar rolls, but only if after
                            investment restriction, the                           each such borrowing there is asset
                            deferral of trustees' fees and                        coverage of at least 300% as
                            transactions in short sales,                          defined in the 1940 Act; and (v) as
                            futures contracts, options on                         otherwise permitted under the 1940
                            futures contracts, securities or                      Act. For purposes of this
                            indices and forward commitment                        investment restriction, the
                            transactions shall not constitute                     deferral of trustees' fees and
                            borrowing.                                            transactions in short sales,
                                                                                  futures contracts, options on
                                                                                  futures contracts, securities or
                                                                                  indices and forward commitment
                                                                                  transactions shall not constitute
                                                                                  borrowing.

                                                                                             *  *  *  *


                                                                                  Explanation: The amended
                                                                                  restriction does not change the
                                                                                  maximum amount of money which the
                                                                                  fund may borrow but makes more
                                                                                  explicit certain exceptions to the
                                                                                  general prohibition against
                                                                                  borrowing. The amended restriction
                                                                                  also affords the fund additional
                                                                                  flexibility to borrow money if the
                                                                                  adviser determines such borrowing
                                                                                  is in the best interests of the
                                                                                  fund and is consistent both with
                                                                                  the fund's investment objective and
                                                                                  with the requirements of the 1940
                                                                                  Act.  The amended restriction would
                                                                                  permit the fund to borrow for leveraging
                                                                                  purposes, which could cause its net asset
                                                                                  value to fluctuate at a greater rate with
                                                                                  market changes than if leverage was not used.

------------------------------------------------------------------------------------------------------------------------------------


                                       6

------------------------------------------------------------------------------------------------------------------------------------

                            Current Fundamental Restriction                            Amended Fundamental
                                                                                           Restriction
------------------------------------------------------------------------------------------------------------------------------------

2(c)                        The fund may not issue senior                         Amended as follows: The fund may
                            securities, except as permitted by                    not issue senior securities, except
                            the fund's fundamental investment                     as permitted by the fund's
                            restrictions on borrowing. For                        fundamental investment restrictions
                            purposes of this restriction, the                     on borrowing, lending and investing
                            issuance of shares of beneficial                      in commodities, and as otherwise
                            interest in multiple classes or                       permitted by the 1940 Act. For
                            series, the deferral of trustees'                     purposes of this restriction, the
                            fees, the purchase or sale of                         issuance of shares of beneficial
                            options, futures contracts, forward                   interest in multiple classes or
                            commitments and repurchase                            series, the deferral of trustees'
                            agreements entered into in                            fees, the purchase or sale of
                            accordance with the fund's                            options, futures contracts and
                            investment policies are not deemed                    options on futures contracts,
                            to be senior securities.                              forward commitments, forward
                                                                                  foreign exchange contracts and
                                                                                  repurchase agreements entered into
                                                                                  in accordance with the fund's
                                                                                  investment policies are not deemed
                                                                                  to be senior securities.

                                                                                  Explanation: This restriction has
                                                                                  been amended for improved clarity,
                                                                                  but has not been substantively
                                                                                  changed.

------------------------------------------------------------------------------------------------------------------------------------

2(d)                        The fund may not purchase or sell                     Amended as follows: The fund may
                            real estate except that the fund                      not purchase, sell or invest in
                            may (i) acquire or lease office                       real estate, but subject to its
                            space for its own use, (ii) invest                    other investment policies and
                            in securities of issuers that                         restrictions may invest in
                            invest in real estate or interest                     securities of companies that deal
                            therein, (iii) invest in securities                   in real estate or are engaged in
                            that are secured by real estate or                    the real estate business. These
                            interests therein, (iv) purchase                      companies include real estate
                            and sell mortgage-related                             investment trusts and securities
                            securities and (v) hold and sell                      secured by real estate or interests
                            real estate acquired by the fund as                   in real estate. The fund may hold
                            a result of the ownership of                          and sell real estate acquired
                            securities.                                           through default, liquidation or
                                                                                  other distributions of an interest
                                                                                  in real estate as

------------------------------------------------------------------------------------------------------------------------------------


                                       7

------------------------------------------------------------------------------------------------------------------------------------

                            Current Fundamental Restriction                            Amended Fundamental
                                                                                           Restriction
------------------------------------------------------------------------------------------------------------------------------------

2(d)                                                                              a result of the fund's ownership of
cont.                                                                             securities.

                                                                                  Explanation: This restriction has
                                                                                  been amended for improved clarity,
                                                                                  but has not been substantively
                                                                                  changed.

------------------------------------------------------------------------------------------------------------------------------------

2(e)                        The fund may not invest in                            Amended as follows: The fund may
                            commodities, except the fund may                      not invest in commodities or
                            purchase and sell options on                          commodity futures contracts, other
                            securities, securities indices and                    than financial derivative
                            currency, futures contracts on                        contracts. Financial derivatives
                            securities, securities indices and                    include forward foreign currency
                            currency and options on such                          contracts; financial futures
                            futures, forward foreign currency                     contracts and options on financial
                            exchange contracts, forward                           futures contracts; options and
                            commitments, securities index put                     warrants on securities, currencies
                            or call warrants and repurchase                       and financial indices; swaps, caps,
                            agreements entered into in                            floors, collars and swaptions; and
                            accordance with the fund's                            repurchase agreements entered into
                            investment policies.                                  in accordance with the fund's
                                                                                  investment policies.

                                                                                  Explanation: This restriction has
                                                                                  been amended for improved clarity
                                                                                  and to add references to additional
                                                                                  derivative instruments, but
                                                                                  otherwise has not been
                                                                                  substantively changed.

------------------------------------------------------------------------------------------------------------------------------------


                                       8


BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the fund's restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposal to change the fund's fundamental investment restrictions as described above.

If the required approval of a change to a restriction is not obtained, the current investment restriction will continue in effect.

The trustees of your fund recommend that the shareholders of your fund vote for these proposals to amend the fund's investment restrictions.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy,

    or

(2) more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.


                                       9


                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies


In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the fund's adviser, John Hancock Advisers, Inc. the fund's principal distributor, John Hancock Funds, Inc., and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. In addition,
Georgeson Shareholder Communications, Inc., a third-party solicitation firm, will provide proxy solicitation services at a cost of approximately $50,000.
All costs of the proxy solicitation will be paid by the Fund.


The mailing address of the fund, John Hancock Advisers, Inc. and John Hancock
Funds, Inc. is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with your fund's transfer agent, John
  Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston,
  Massachusetts 02217-1000,

o By returning a duly executed proxy with a later date before the time of the meeting,

  or

o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding  Shares and Quorum


As of September 12, 2000, 34,605,998 Class A shares, 108,135,787 Class B shares and 2,581,292 Class C shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 12, 2000 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.


Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.


                                       10


Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent or by a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

Alternatively, you can call our toll-free number to vote by telephone.

o Read the proxy statement and have your proxy card at hand.

o Call the toll-free number located on your proxy card.

o Enter the 14-digit "control number" found on your proxy card.

o Follow the recorded instructions.

To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.
A toll-free number will be available in case the voting information contained in the confirmation is incorrect. If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.


                                       11


Internet Voting

You will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the 14-digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o Read the proxy statement and have your proxy card at hand.

o Go to the Web site www.jhfunds.com.

o Select the shareholders entryway.

o Select the proxy voting link.

o Enter the 14-digit "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-225-5291 if you have any problems.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will receive a confirmation of the voting instructions immediately after submission and also by e-mail if chosen.

OWNERSHIP OF SHARES IN THE FUND

To the knowledge of the fund, as of September 12, 2000, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.

--------------------------------------------------------------------------------

Names and Addresses of Owners of
    More than 5% of Shares


--------------------------------------------------------------------------------
                                               Class A     Class B     Class C
--------------------------------------------------------------------------------

MLPF & S for the Sole Benefit of its Customers   13.23%     32.34%      21.69%
Attn: Fund Administration
480 Deer Lake Drive East
Jacksonville FL 32246
--------------------------------------------------------------------------------


                                       12


As of September 12, 2000, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.




                                       13



                              ----------------------
                                      Thank
                                       You

                                   for mailing
                                 your proxy card
                                    promptly!
                              ----------------------



[LOGO] JOHN HANCOCK

       John Hancock Funds, Inc.         Mutual Funds
       Member NASD                      Institutional Services
                                        Private Managed Accounts
       101 Huntington Avenue            Retirement Services
       Boston, MA 02199-7603            Insurance Services

       1-800-225-5291
       1-800-554-6713 (TDD)

       www.jhfunds.com                                               700PX 10/00






                                                             VOTE TODAY BY MAIL,
                                                         TOUCH-TONE PHONE OR THE
                                          INTERNET CALL TOLL-FREE 1-888-221-0697
                                                    OR LOG ON TO WWW.JHFUNDS.COM

***control number: 999 999 999 999 99 ***         Please fold and detach card at perforation before mailing

JOHN HANCOCK FINANCIAL INDUSTRIES FUND            THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                SPECIAL MEETING OF SHAREHOLDERS- DECEMBER 1, 2000

The undersigned, revoking previous proxies, hereby appoint(s) Maureen R. Ford, James J. Stokowski and Susan S. Newton, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Financial
Industries Fund ("Financial Industries Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of Financial Industries Fund to be held at 101 Huntington Avenue, Boston,
Massachusetts 02199, on December 1, 2000 at 9:00 a.m., Eastern Time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated October 10, 2000 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposals.


Date_____________________________, 2000


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.
o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.
o If a Corporation, please sign in full corporate name by president or other authorized officer.
o If a partnership, please sign in partnership name by authorized person.


----------------------------------------
Signature (s)




                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposal referred to and according to their best judgment as to any other matters which properly come before the meeting.

             Please vote by filling in the appropriate boxes below.

1. To eliminate the investment restriction requiring the fund to invest more than 25% of its assets in the banking industry.

         FOR                AGAINST               ABSTAIN

ITEMS 2(a) - (e): To amend the fund's investment restrictions.

To vote your desired action for items 2(a)-(e) together.

         FOR                AGAINST               ABSTAIN

To vote your desired action for each item individually.

2. (a)   To amend the fund's investment restriction on margin purchases and short sales.

         FOR                AGAINST               ABSTAIN


2 (b)    To amend the fund's investment restriction on borrowing money.

         FOR                AGAINST               ABSTAIN


2 (c)    To amend the fund's investment restriction on issuing senior securities.

         FOR                AGAINST               ABSTAIN


2 (d)    To amend the fund's investment restriction on purchasing real estate.

         FOR                AGAINST                ABSTAIN


2 (e)    To amend the fund's investment restriction on purchasing commodities.

         FOR                AGAINST                ABSTAIN


           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD



--------------------------------------------------------------------------------
                         Internet Proxy Voting Service
--------------------------------------------------------------------------------

Please Enter Control Number from Your Proxy Card:  [   ] [   ] [   ] [   ] [   ]

Check here /   / to vote all proposals as the Board recommends, then click the
VOTE button below.
                                      -OR-
         To vote each proposal separately, click the VOTE button only.

                                     [VOTE]

[Sample graphics of where your Control Number is located on card.

                         proxyweb.com is a service of:
                       Management Information Service Corp

--------------------------------------------------------------------------------

                         Full service proxy specialists

                         This site is best viewed using
                     Netscape or Internet Explorer version
                                 3.0 or Higher
                     and using a display resolution of 800
                                      600.


[LOGO] JOHN HANCOCK FUNDS                                Internet Proxy Voting
       A Global Investment Management Firm                      Service
                                                          Proxy Voting Form
                                                          John Hancock Funds
                                                       Financial Industries Fund

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THE PROXY
WILL BE VOTED IN FAVOR OF EACH ITEM.

Proposal 1.  To eliminate the investment restriction requiring the fund
             to invest more than 25% of its assets in the banking industry.           FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on margin
2.(a)        purchases and short sales.                                               FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on borrowing
2.(b)        money.                                                                   FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on issuing senior
2.(c)        securities.                                                              FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on purchasing
2.(d)        real estate.                                                             FOR          AGAINST       ABSTAIN
==========================================================================================================================
Proposal     To amend the fund's investment restriction on purchasing
2.(e)        commodities.                                                             FOR          AGAINST       ABSTAIN
==========================================================================================================================

                         Please refer to the proxy statement for discussion of each of these matters.

---------------------------------------------------------------------------------------------------------------------------

        To receive email confirmation, enter your email address here: [___________________]

                 Press this button to [Submit] your Proxy Vote.
             Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.



[LOGO] JOHN HANCOCK FUNDS                                Internet Proxy Voting
       A Global Investment Management Firm                      Service
                                                          Proxy Voting Form
                                                          John Hancock Funds
                                                       Financial Industries Fund

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------

THIS PROXY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THE PROXY
WILL BE VOTED IN FAVOR OF EACH ITEM.

Proposal 1.  To eliminate the investment restriction requiring the fund
             to invest more than 25% of its assets in the banking industry.           FOR
Proposal     To amend the fund's investment restriction on margin
2.(a)        purchases and short sales.                                               FOR
Proposal     To amend the fund's investment restriction on borrowing
2.(b)        money.                                                                   FOR
Proposal     To amend the fund's investment restriction on issuing senior
2.(c)        securities.                                                              FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(d)        real estate.                                                             FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(e)        commodities.                                                             FOR


  Please refer to the proxy statement for discussion of each of these matters.

--------------------------------------------------------------------------------

Your email confirmation has been sent to: ___________________________.com


Subject: Confirmation of Internet Proxy Vote

Your vote for Control Number 053 070 999 999 99 has been submitted to John
Hancock Funds for Financial Industries Fund as follows:
--------------------------------------------------------------------------------

Proposal 1.  To eliminate the investment restriction requiring the fund
             to invest more than 25% of its assets in the banking industry.           FOR
Proposal     To amend the fund's investment restriction on margin
2.(a)        purchases and short sales.                                               FOR
Proposal     To amend the fund's investment restriction on borrowing
2.(b)        money.                                                                   FOR
Proposal     To amend the fund's investment restriction on issuing senior
2.(c)        securities.                                                              FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(d)        real estate.                                                             FOR
Proposal     To amend the fund's investment restriction on purchasing
2.(e)        commodities.                                                             FOR


Thank you for voting.
